Exhibit 10.2

WELLS FARGO BANK, NATIONAL ASSOCIATION

September 30, 2020

To the Borrowers under the below-described Credit Agreement

c/o Golden Road Motor Inn, Inc.

3800 South Virginia Street

Reno, NV 89502

Attention: John Farahi

Re:Amendment to Credit Agreement

Ladies and Gentlemen:

Reference is made to that certain Fourth Amended and Restated Credit Agreement, dated as of September 3, 2020 (as in effect immediately prior to the effectiveness of this letter agreement, the “Credit Agreement”), by and among: (1) MONARCH CASINO & RESORT, INC., a Nevada corporation, GOLDEN ROAD MOTOR INN, INC., a Nevada corporation, MONARCH GROWTH INC., a Nevada corporation, and MONARCH BLACK HAWK, INC., a Colorado corporation (each, a “Borrower” and, collectively, the “Borrowers”); (2) each of the lenders party thereto; and (3) WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, as L/C Issuer and as Swing Line Lender.  Capitalized terms not defined in this letter agreement are used herein as defined in the Credit Agreement.

Amendment.

The Borrowers have requested certain amendments to the Credit Agreement as set forth below.

Upon effectiveness of this letter agreement, the Administrative Agent, the Borrowers and the Required Lenders hereby agree that:

(i)The definition of “Financial Covenant Start Date” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Financial Covenant Start Date” shall mean the earlier of (i) the last day of the fiscal quarter for which the Borrowers have, prior to the last Business Day of the second calendar month following the end of such fiscal quarter, delivered written notice to the Administrative Agent designating the last day of such fiscal quarter as the “Financial Covenant Start Date” and (ii) June 30, 2021.

(ii)Section 5.01(a)(iv) of the Credit Agreement is hereby amended and restated in its entirety as follows:

4125-6681-2711

“(iv)From and after the Financial Covenant Start Date, contemporaneously with the Financial Statements for each fiscal quarter and fiscal year end required by the foregoing clauses (i) and (ii) (or, with respect to the fiscal quarter ending on the Financial Covenant Start Date, no later than the last Business Day of the second calendar month following the end of such fiscal quarter), a compliance certificate of a Responsible Officer of the Borrowers in substantially the form of Exhibit H (a “Compliance Certificate”);”.

Miscellaneous.

The provisions of this letter agreement shall be effective upon the date of the Administrative Agent’s receipt of counterparts of this letter agreement executed by the Required Lenders, the Borrowers and the Guarantor.

The Borrowers hereby confirm that, before and after giving effect to this letter agreement, the representations and warranties contained in Article IV of the Credit Agreement and in the other Loan Documents are true and correct in all material respects and no Default or Event of Default has occurred and is continuing.

Except as specifically modified herein, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed by the Borrowers in all respects.  This letter agreement may be executed in any number of identical counterparts, any set of which signed by all the parties hereto shall be deemed to constitute a complete, executed original for all purposes.  Transmission by facsimile, “pdf” or similar electronic copy of an executed counterpart of this letter agreement shall be deemed to constitute due and sufficient delivery of such counterpart.  This letter agreement shall be governed by, construed and enforced in accordance with, the laws of the State of Nevada without reference to conflicts of law rules.

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This letter agreement is a Loan Document as defined in the Credit Agreement, and the expense reimbursement, indemnification, waiver of jury trial, consent to jurisdiction and other provisions of the Credit Agreement generally applicable to Loan Documents are applicable hereto and incorporated herein by this reference and this letter agreement shall be interpreted, construed and enforced as if all such provisions were set forth in full in this letter agreement.

Sincerely,

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and a Lender

By:

Name:

Title:

[Signature Page to Letter Agreement – Amendment (September 2020)]

Accepted and agreed to:

MONARCH CASINO & RESORT, INC.,
a Nevada corporation

By:

Name: John Farahi

Title: Secretary

GOLDEN ROAD MOTOR INN, INC.,
a Nevada corporation

By:

Name: John Farahi

Title: Secretary

MONARCH GROWTH INC.,
a Nevada corporation

By:

Name: John Farahi

Title: Director

MONARCH BLACK HAWK, INC.,
a Colorado corporation

By:

Name: John Farahi

Title: Treasurer

[Signature Page to Letter Agreement – Amendment (September 2020)]

BANK OF AMERICA, N.A.,

as a Lender

By:

Name:

Title:

[Signature Page to Letter Agreement – Amendment (September 2020)]

U.S. BANK NATIONAL ASSOCIATION,

as a Lender

By:

Name:

Title:

[Signature Page to Letter Agreement – Amendment (September 2020)]

UMPQUA BANK,

as a Lender

By:

Name:

Title:

[Signature Page to Letter Agreement – Amendment (September 2020)]

COMERICA BANK,

as a Lender

By:

Name:

Title:

[Signature Page to Letter Agreement – Amendment (September 2020)]

The undersigned hereby acknowledges (a) that it expects to realize substantial direct and indirect benefits as a result of this letter agreement and (b) it has received and reviewed the terms and conditions hereof.  The undersigned hereby, to the extent it is a party to any Security Document or the Guaranty, (i) affirms and confirms its guarantee, pledge, grant and other agreements under each such Security Document and the Guaranty and (ii) agrees that, notwithstanding the effectiveness of this Agreement or any other transactions contemplated hereby, each Security Document and the Guaranty and all guarantees, pledges, grants and other agreements thereunder shall continue to be in full force and effect in respect of, and to secure, the Secured Obligations and the Guaranteed Obligations, as applicable.

INTER-MOUNTAIN CONSTRUCTION, LLC

By:

Name:

Title:

[Signature Page to Letter Agreement – Amendment (September 2020)]